QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.6

AMENDMENT NO. 5
TO
COST ALLOCATION AGREEMENT

WHEREAS, Zenith National Insurance Corp., Zenith Insurance Company, ZNAT Insurance Company, CalFarm Insurance Company, CalFarm Insurance Agency, and Zenith Star Insurance Company, have previously entered into a Cost Allocation Agreement; and

WHEREAS, Zenith Insurance Company has entered into an agreement to sell 100% of the common stock of CalFarm Insurance Company to Nationwide Mutual Insurance Company ("Nationwide"); and;

WHEREAS, CalFarm Insurance Agency is a wholly owned subsidiary of CalFarm Insurance Company;

IN CONSIDERATION OF THE PREMISES, the parties agree as follows:

1.
Effective as of the close of business of the closing date of the sale of CalFarm Insurance Company to Nationwide, CalFarm Insurance Company and CalFarm Insurance Agency shall be deleted as parties to the inter-company Cost Allocation Agreement.

2.
In all other respects the Cost Allocation Agreement remains unchanged.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 5 to be executed on its behalf, this 31st day of March, 1999.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

ZENITH STAR INSURANCE COMPANY		CALFARM INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

CALFARM INSURANCE AGENCY		ZNAT INSURANCE COMPANY

By:	/s/ JOHN J. TICKNER	By:	/s/ JOHN J. TICKNER

QuickLinks

AMENDMENT NO. 5 TO COST ALLOCATION AGREEMENT